UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

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☒	Definitive Information Statement

HWGC HOLDINGS LIMITED

(Name of Registrant as Specified in Its Charter)

_____________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Regulation 14C

of the Securities Exchange Act of 1934, as amended

HWGC HOLDINGS LIMITED

Portman House, 2 Portman Street

London, W1H 6DU

United Kingdom

+44 203 982 5041

April 24, 2023

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

NOTICE IS HEREBY GIVEN that, on April 11, 2023, the members of the board of directors of HWGC Holdings Limited, a Nevada corporation (the “Company,” “we” or “us”), and on April 11, 2023, the holders of approximately 69.6% of the voting stock (the “Consenting Stockholders”) of the Company, approved an amendment to our Amended and Restated Articles of Incorporation (the “Amendment”) described below without a meeting of stockholders, in accordance with the Nevada Revised Statutes. The Amendment will change the name of the Company from “HWGC Holdings Limited” to “Fintech Scion Limited”

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The enclosed Information Statement is being furnished to furnished to all holders of record of the shares of the issued and outstanding shares of common stock $0.001 par value per share (the “Common Stock”) of the Company, as of the close of business on the record date, April 11, 2023 (the “Record Date”).

Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Because the Consenting Stockholders have voted in favor of the Actions, and have sufficient voting power to approve the Actions, no other stockholder consents will be solicited in connection with the Actions described in this Information Statement. The Board is not soliciting your proxy, and proxies are not requested from stockholders.

On the Record Date, there were 198,742,644 shares of Common Stock outstanding, and no shares of Preferred stock outstanding.

The purpose of the Information Statement is to notify our stockholders that the Amendment has been approved by the Consenting Stockholders. You are urged to read the Information Statement in its entirety for a description of the actions taken by the Consenting Stockholders of the Company. The Actions will become effective on a date that is not earlier than twenty-one (21) calendar days after this Information Statement is first mailed to our stockholders.

This Information Statement is being mailed on or about April 13, 2023 to stockholders of record on the Record Date. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons.

This is Not a Notice of a Meeting of Stockholders and No Stockholders’ Meeting Will Be Held to Consider Any Matter Described Herein.

By Order of the Board of Directors

/s/ Shalom Dodoun

Shalom Dodoun

Chief Executive Officer

HWGC HOLDINGS LIMITED

Portman House, 2 Portman Street

London, W1H 6DU

United Kingdom

+44 203 982 5041

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C-2 THEREUNDER

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished to the holders of record of the shares of the common stock, with a par value of $0.001 per share (the “Common Stock”), of HWGC Holdings Limited, a Nevada corporation (the “Company”), as of the close of business on the record date, April 11, 2023 (the “Record Date”). The purpose of the Information Statement is to notify our stockholders that on April 11, 2023, the Company received the written consent in lieu of a meeting (the “Board Consent”) from the members of the board of directors of the Company (the “Board”) and on April 11, 2023, the Company received a written consent in lieu of a meeting from the holders of approximately 69.6% of the voting stock (the “Consenting Stockholders”) of the Company.

The Board and the Consenting Stockholders adopted resolutions that authorized an amendment (“Amendment”) to the Company’s Amended and Restated Articles of Incorporation (the “Articles”) to effect a change in the name of the Company from “HWGC Holdings Limited” to “Fintech Scion Limited” (the “Name Change”).

The Name Change will become effective on a date that is not earlier than twenty-one (21) calendar days after this Information Statement is first mailed to our stockholders.

Because the Consenting Stockholders have voted in favor of the foregoing actions, and have sufficient voting power to approve such actions, no other consents will be solicited in connection with the transactions described in this Information Statement. The Board is not soliciting proxies in connection with the adoption of these actions, and proxies are not requested from stockholders.

This Information Statement is being mailed on or about April 13, 2023 to stockholders of record on the Record Date. We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons.

Under provisions of the Nevada Revised Statutes, stockholders have no appraisal or dissenters’ rights in connection with the matters described in this Information Statement and we will not independently provide our stockholders with any such right. Section 78.320 of the Nevada Revised Statutes provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Accordingly, pursuant to Section 78.320 of the Nevada Revised Statutes, your approval is not required and is not being sought.

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

SUMMARY INFORMATION

The purpose of the Amendment is to effect the Name Change. The following is Summary Information regarding the Amendment. This summary does not contain all of the information that may be important to you. You should read in their entirety this Information Statement and the other documents included or referred to in this Information Statement in order to fully understand the matters discussed in this Information Statement.

Why am I receiving this Information Statement?	It is for your information only. The Name Change was approved on April 11, 2023 by written consent of the Board and the Consenting Stockholders. Under these circumstances, federal securities laws require us to furnish you with this Information Statement at least 21 calendar days before effecting the Actions.
Who is Entitled to Notice?	Each holder of record of outstanding shares of our Common Stock on the Record Date is entitled to notice of the actions taken pursuant to the written consent of the stockholders
Why Did the Company Seek Stockholder Approval?	The approval of a majority of the voting power of the stockholders of the Company is required to approve the Amendment, implementing the Name Change pursuant to Section 78.390 of the Nevada Revised Statutes.
Why was the Amendment adopted?	The Amendment was adopted for the purposes changing the name of the Company from “HWGC Holdings Limited” to “Fintech Scion Limited”. The Amendment was approved by the Board and the Consenting Stockholders for the reasons and benefits described below.
Am I being asked to approve the Name Change?	No. The Name Change already been approved by the holders of a majority of our voting power and the unanimous written consent of our Board of Directors. No further stockholder approval of the Actions is required.
What will the Amendment do?	The Amendment will change the name of the Company to “Fintech Scion Limited”.

APPROVAL OF THE NAME CHANGE

This Information Statement contains a brief summary of the material aspects of the Amendment to effectuate a Name Change approved by the Consenting Stockholders.

The Amendment to implement the Name Change will become effective no sooner than the date that is twenty (20) calendar days after the mailing of this information statement.

We currently expect that such effective date will be on or about May 5, 2023.

General

On April 11, 2023, our Board and Consenting Stockholders approved by written consent the Amendment adopted for the purposes of changing the name of the Company from “HWGC Holdings Limited” to “Fintech Scion Limited”, and to apply for a new stock symbol that better reflect the Company’s new name.

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Purpose and Material Effects of the Name Change

Our Board believes it would be in the best interests of the Company to change its name to a name that more closely aligns with the operations and direction of the Company.

Our Board believes that it is advisable and in the best interests of the Company and its stockholders to effect the Name Change and apply for a new stock symbol to reflect the Name Change in order to improve the name recognition of the Company in relation to its business plan.

The text of the proposed Amendment which contains the Name Change is attached hereto as Appendix A.

Appraisal Rights

Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters’ or appraisal rights with respect to the proposed Actions and changes to our Articles of Incorporation and we will not independently provide our stockholders with any such rights.

THE AMENDMENT TO OUR ARTICLES OF INCORPORATION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of the Record Date, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of the Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares.

Unless otherwise indicated below, the address of each person listed in the table below is c/o HWGC Holdings Limited, Portman House, 2 Portman Street, London, W1H 6DU, United Kingdom.

Name of Beneficial Owner	Number of Shares Beneficially	Percentage (1)
Directors and Named Executive Officers
Lim Chun Hoo	51,928,309	26.1%
Shalom Dodoun	86,416,667	43.5%
Colin Ellis	—	—%
Richard Berman	—	—%

All Officers and Directors as a Group (4 Persons)	138,344,976	69.6%

(1) Percentage based on 198,742,644 shares of Common Stock outstanding as of the Record Date.

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DISTRIBUTION AND COST

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding”, is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. You may make such a written or oral request by sending a written notification stating (a) your name, (b) your shared address, and (c) the address to which the Company should direct the additional copy of this Information Statement, to HWGC Holdings Limited at the address above. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made in the same manner by mail or telephone to the Company’s principal executive offices.

INCORPORATION BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Information Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement. This Information Statement incorporates by reference the following documents:

1. Our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 31, 2021;

2. Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 12, 2022;

3. Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, filed with the SEC on August 12, 2022;

4. Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, filed with the SEC on November 10,2022; and

6. Our Current Reports on Form 8-K, filed with the SEC on March 8, 2022, March 17, 2022, April 12, 2022, April 22, 2022, May 24, 2022,May 26, 2022, July 25, 2022, August 11, 2022, November 15, 2022, November 23, 2022, November 30, 2022, December 19, 2022 December 30, 2022 and February 5, 2023.

Where You Can Find More Information

You may read and copy any reports, statements or other information filed by us at the public reference facilities maintained by the SEC in Room 1590, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a website that contains reports, proxy and information statements and other information, including those filed by us, at http://www.sec.gov. You may also access the SEC filings and obtain other information about us through our website, which is http://www.vitaxel.com. The information contained on the website is not incorporated by reference in, or in any way part of, this Information Statement.

OTHER MATTERS

The Board knows of no other matters other than those described in this Information Statement which have been approved or considered by the holders of a majority of the shares of the Company’s voting stock.

IF YOU HAVE ANY QUESTIONS REGARDING THIS INFORMATION STATEMENT, PLEASE CONTACT:

HWGC Holdings Limited

Portman House, 2 Portman Street

London, W1H 6DU

United Kingdom

+44 203 982 5041

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PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF CERTAIN TRANSACTIONS ENTERED INTO BY THE COMPANY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board,

/s/ Shalom Dodoun

Shalom Dodoun

Chief Executive Officer

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APPENDIX A

CERTIFICATE OF AMENDMENT

TO THE

Amended and restated
articles OF INCORPORATION

OF

HWGC HOLDINGS LIMITED

(Pursuant to NRS 78.385)

HWGC Holdings Limited, a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

Article 1 of the Corporation’s Articles of Incorporation shall be amended as follows:

“The name of the Corporation is Fintech Scion Limited.”

IN WITNESS WHEREOF, this Certificate of Amendment of the Articles of Incorporation has been executed as of this ______ day of __________, 2023.

HWGC HOLDINGS LIMITED

By:
Name: Shalom Dodoun Title: Chief Executive Office

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